UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 15, 2010

Behringer Harvard Opportunity REIT II, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-53650	20-8198863
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number)	Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas

75001

(Address of principal executive offices)

(Zip Code)

(866) 655-3600

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.         Other Events.

This Current Report on Form 8-K is being filed by Behringer Harvard Opportunity REIT II, Inc. (which may be referred to herein as the “Registrant,” “we,” “our” or “us”) to present information about the prior performance of programs sponsored by Behringer Harvard Holdings, LLC and its affiliates, which control Behringer Harvard Opportunity Advisors II, LLC, the Registrant’s advisor.  This prior performance information is being filed on Form 8-K in order to be incorporated by reference into the Registrant’s Registration Statement on Form S-11 (File No. 333-140887), as amended.

Prior Performance Tables

The following Prior Performance Tables (the “Tables”) provide information relating to certain closed or completed public real estate investment programs (the “Prior Real Estate Programs”) sponsored by Behringer Harvard Holdings, LLC and its affiliates, which control our advisor.  We consider each of the Prior Real Estate Programs presented to have investment objectives similar to ours to the extent that the prospectus for the program lists substantially the same primary investment objectives as we do, regardless of the particular emphasis that a program places on each objective.  See “Investment Objectives and Criteria” elsewhere in our prospectus, as supplemented (Registration No. 333-140887).

Prospective investors should read these Tables carefully together with the summary information concerning the Prior Real Estate Programs as set forth in the “Prior Performance Summary” in our prospectus, as supplemented (Registration No. 333-140887).

Investors in our company will not own any interest in any Prior Real Estate Program and should not assume that they will experience returns, if any, comparable to those experienced by investors in the Prior Real Estate Programs.

Our advisor is responsible for the acquisition, operation, maintenance and resale of our real estate investments.  Behringer Harvard Holdings and its affiliates control our advisor and actively managed the Prior Real Estate Programs and related companies.  The financial results of the Prior Real Estate Programs thus provide an indication of Prior Real Estate Programs for which Behringer Harvard Holdings and its affiliates were ultimately responsible and the performance of these programs during the periods covered.  However, general economic conditions affecting the real estate industry and other factors contribute significantly to financial results.

The following tables are included herein:

Table I - Experience in Raising and Investing Funds (as a Percentage of Investment)

Table II - Compensation to Sponsor (in Dollars)

Table III - Annual Operating Results of Prior Real Estate Programs

Table IV - Results of Completed Programs

Table V - Results of Sales or Disposals of Property

The following are definitions of certain terms used in the Tables:

“Acquisition Fees” means fees and commissions paid by a Prior Real Estate Program in connection with its purchase or development of an investment, except development fees paid to a person not affiliated with the Prior Real Estate Program or with a general partner or advisor of the Prior Real Estate Program in connection with the actual development of a project after acquisition of land by the Prior Real Estate Program.

“Organization Expenses” include legal fees, accounting fees, securities filing fees, printing and reproduction expenses and fees paid to the sponsor in connection with the planning and formation of the Prior Real Estate Program.

“Underwriting Fees” include selling commissions and wholesaling fees paid to broker-dealers for services provided by the broker-dealers during the offering.

TABLE I

(UNAUDITED)

EXPERIENCE IN RAISING AND INVESTING FUNDS

This Table sets forth a summary of the experience of the sponsors of Prior Real Estate Programs that have closed offerings since January 1, 2007 and that have similar or identical investment objectives to us.  Information is provided with regard to the manner in which the proceeds of the offerings have been applied.  Also set forth is information pertaining to the timing and length of these offerings and the time period over which the proceeds have been invested in the properties.  All figures are as of December 31, 2009.

	Behringer Harvard REIT I, Inc. – Second Follow-on Offering(1)		Behringer Harvard Opportunity REIT I, Inc

Dollar amount offered	$2,475,000,000		$601,870,650
Dollar amount raised	1,890,550,131	76.4%	552,006,913	91.7%

Less offering expenses:(2)
Selling commissions and discounts	163,215,937	8.6%	46,217,996	8.4%
Organizational and offering expenses	26,115,012	1.4%	11,786,023	2.1%
Marketing expenses	—	0.0%	—	0.0%
Reserve for operations	—	0.0%	—	0.0%
Other	—	0.0%	—	0.0%

Amount available for investment	$1,701,219,182	90.0%	$494,002,894	89.5%

Acquisition costs:(3)
Cash invested	$1,361,042,319	48.0%	$436,218,265	46.0%
Acquisition fees(4)	80,031,482	2.8%	27,107,001	2.9%
Loan costs	18,051,925	0.6%	11,195,088	1.2%
Proceeds from mortgage financing	1,378,276,492	48.6%	472,995,206	49.9%

Total acquisition costs(5)	$2,837,402,218		$947,515,560

Percent leveraged	48.6%		49.9%

Date offering began	10/06/06		09/20/05

Length of offering (in months)	25		27

Months to invest 90% of amount available for investment (measured from date of offering)	—		34

(1)

The information provided for Behringer Harvard REIT I, Inc. — Second Follow-on Offering references only that company’s second follow-on public offering. Behringer Harvard REIT I, Inc. terminated the “best efforts” portion of the Second Follow-on Offering effective as of the close of business on December 31, 2008 and the distribution reinvestment plan portion of the Second Follow-on Offering effective as of the close of business on January 3, 2009. Includes amounts sold on January 3, 2009 pursuant to the company’s distribution reinvestment plan.

(2)	Percentages based on dollar amount raised.
(3)	Percentages based on total acquisition costs.
(4)	Acquisition fees include finders fees and due diligence reimbursements paid to affiliates of the advisors or general partners.
(5)	Total acquisition costs include cash invested, acquisition fees and loan costs as well as the proceeds from mortgage financing.

TABLE II

(UNAUDITED)

COMPENSATION TO SPONSOR

This Table sets forth the compensation received by Behringer Harvard Holdings and its affiliates, including compensation paid out of offering proceeds and compensation paid in connection with the ongoing operations, for Prior Real Estate Programs that have closed offerings since January 1, 2007 and that have similar or identical investment objectives to us.  All figures are as of December 31, 2009.

	Behringer Harvard REIT I, Inc. – Second Follow-on Offering(1)	Behringer Harvard Opportunity REIT I, Inc.

Date offering commenced	10/06/06	09/20/05

Dollar amount raised	$1,890,550,131	$552,006,913

Amount paid to sponsor from proceeds of offering:
Underwriting fees(2)	23,890,745	4,528,671
Acquisition fees:
Real estate commissions	—	—
Broker-dealer fees	—	—
Other fees(3)	80,031,482	27,107,001
Total amount paid to sponsor	$103,922,227	$31,635,672

Dollar amount of cash generated from (used in) operations before deducting payments to sponsor	$372,996,442	$(8,378,691)

Amount paid to sponsor from operations:
Property management fees(4)	49,435,515	4,521,432
Asset management fees(5)	70,366,801	13,689,578
Reimbursements	—	—
Leasing commissions	—	—

Dollar amount of property sales and refinancing before deducting payments to sponsor:
Cash	112,506,511	—
Other	28,408,556	—

Amount paid to sponsor from property sales and refinancing:
Real estate commissions	—	—
Financing fees	—	—
Other	—	—

(1)

Behringer Harvard REIT I, Inc. terminated the “best efforts” portion of the Second-Follow-on Offering effective as of the close of business on December 31, 2008 and the distribution reinvestment plan portion of the Second Follow-on Offering effective as of the close of business on January 3, 2009. Includes amounts sold on January 3, 2009 pursuant to the company’s distribution reinvestment plan.

(2)	“Underwriting fees” consist of dealer-manager fees received by an affiliate of the sponsor less any amounts reallowed to participating broker-dealers.
(3)	“Other fees” are acquisition fees, which include finders fees and due diligence reimbursements paid to affiliates of the advisors or general partners.
(4)

An affiliate of the sponsor provides management services for certain properties acquired in the respective programs. Management fees have not exceeded 4.5% of the gross receipts from the properties managed.

(5)	Amounts paid to affiliates of the sponsor excludes amounts that have been capitalized for properties under development.

TABLE III

(UNAUDITED)

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS

This Table sets forth the annual operating results of Prior Real Estate Programs that have closed offerings since January 1, 2005 and that have similar or identical investment objectives to us.  All results are through December 31, 2009.

Behringer Harvard REIT I, Inc.

	2005(1)	2006(1)	2007	2008	2009(2)

Gross revenue	$31,056,714	$161,306,497	$314,220,575	$605,433,359	$598,055,746
Equity in earnings of investments in tenant-in-common interests	3,114,599	4,803,590	5,117,040	1,330,819	283,613
Interest income	2,665,006	4,962,720	25,540,692	7,026,644	3,307,379
Gain on sale of assets	—	—	43,812	5,252,812	—
Gain on early extinguishment of debt	—	—	—	1,257,848	(4,476,976)
Income (loss) from discontinued operations	—	—	—	13,633,728	(17,764,651)

Less: Operating expenses	9,775,993	57,692,604	118,543,371	251,357,490	267,497,650
Interest expense	13,136,655	50,876,700	100,728,701	191,327,680	187,115,839
Property and asset management fees	3,358,959	10,046,091	22,849,834	45,240,718	39,351,912
General and administrative	1,254,381	1,614,745	2,969,033	7,334,099	11,122,265
Asset impairment loss	—	—	—	21,113,589	241,238,783
Depreciation and amortization	15,033,072	73,275,009	141,462,443	278,213,262	272,165,006
Minority Interest	—	—	—	(231,337)	(8,454,873)
Net income – GAAP basis	$(5,722,741)	$(22,432,342)	$(41,631,263)	$(160,420,291)	$430,631,471

Taxable income
- from operations	(3,475,249)	(8,782,949)	(12,874,294)	(40,218,206)	(51,310,738	)(3)
- from gain on sale	—	—	—	—	—

Cash generated from operations	9,038,885	49,178,016	63,794,244	68,484,262	63,010,072
Cash generated from sales	—	—	—	—	—
Cash generated from financing / refinancing	—	—	—	—	—
Total cash generated from operations, sales and refinancing	$9,038,885	$49,178,016	$63,794,244	$68,484,262	$63,010,072

Less: Cash distributions to investors
- from operating cash flow	3,176,757	6,987,108	9,676,388	—	—
- from sales and refinancing	—	—	—	—	—
- from other(4)	8,168,802	23,325,723	45,617,256	70,454,349	60,213,112

Cash generated (deficiency) after cash distributions	$(2,306,674)	$18,865,185	$8,500,600	$(1,970,087)	$2,796,960

Special items (not including sales and refinancing)
Issuance of common stock	427,687,842	454,838,168	692,662,878	638,915,322	(84,834,100)
Acquisition of land and buildings	(320,969,585)	(480,621,662)	(735,918,044)	(388,095,875)	(75,161,088)
Increase in other assets	1,892,146	548,458	4,753,401	(6,338,548)	(677,736)
Other(5)	(3,628,562)	2,576,000	—	—	—

Cash generated (deficiency) after cash distributions and special items	$102,675,167	$(3,793,851)	$(30,001,165)	$242,510,812	$(157,875,964)

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	(6)	(8)	(7)	(16)	(20	)(3)
- from recapture	—	—	—	—	—

Capital gain (loss)	—	—	—	—	—

Cash distributions to investors
Source (on GAAP basis)
- from investment income	5	7	5	—	—
- from return of capital	14	21	25	27	23
Total distributions on GAAP basis	$19	$28	$30	$27	$23

Source (on cash basis)
- from operations	5	7	5	—	—
- from sales	—	—	—	—	—
- from return of capital	14	21	25	27	23
Total distributions on cash basis	$19	$28	$30	$27	$23

Amount (in percentage terms) remaining invested in program properties at the end of last year reported in table	100%	100%	100%	100%	100%

(1)	Includes all amounts for 2005 and 2006, most of which may be attributed to Behringer Harvard REIT I, Inc.’s first follow-on offering.
(2)

In 2009, Behringer Harvard Holdings entities waived asset management fees of approximately $7.5 million owed by Behringer Harvard REIT I, Inc. The waiver of fees impacted the results presented for Behringer Harvard REIT I, Inc.

(3)	Subject to adjustment based on final 2009 tax return.

(4)	Includes offering proceeds and borrowings.
(5)	Includes financing costs, redemptions of shares, change in receivables from or payables to affiliates and deposits on properties to be acquired.

TABLE III

(UNAUDITED)

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (contd.)

Behringer Harvard Opportunity REIT I, Inc.

	2005	2006	2007	2008	2009

Gross revenue	$—	$4,660,664	$35,227,624	$73,387,185	$96,938,102
Equity in income of joint ventures	—	—	(1,201,219)	(2,861,652)	(2,140,673)
Interest income	55,930	2,748,918	3,779,424	3,537,523	414,125
Loss on debt extinguishment	—	—	(2,455,058)	—	—

Less: Operating expenses	—	1,987,606	16,939,932	44,250,484	66,350,380
Interest expense	—	560,018	4,805,467	17,438,061	16,500,112
Property and asset management fees	—	355,527	3,231,994	7,095,054	9,119,774
General and administrative	159,163	855,494	1,562,161	4,934,858	5,704,272
Impairment Charge	—	—	—	19,413,313	15,522,433
Depreciation and amortization	—	1,351,054	13,069,023	25,660,996	29,975,378
Minority Interest	—	(90,935)	(401,218)	(10,028,342)	(10,923,447)
Net income – GAAP basis	$(103,233)	$2,390,818	$(3,856,588)	$(34,701,368)	$(37,037,348)

Taxable income
- from operations	(98,734)	—	(3,619,099)	(6,379,854)	(3,436,555	)(1)
- from gain on sale	—	—	—	—	—

Cash generated from operations	(100,537)	3,927,562	(12,566,090)	(29,283,099)	11,420,760
Cash generated from sales	—	—	—	—	—
Cash generated from financing / refinancing	—	—	—	—	—
Total cash generated from operations, sales and refinancing	$(100,537)	$3,927,562	$(12,566,090)	$(29,283,099)	$11,420,760

Less: Cash distributions to investors
- from operating cash flow	—	247,632	—	—	—
- from sales and refinancing	—	—	—	—	—
- from other(2)	—	—	3,438,506	4,005,905	4,127,659

Cash generated (deficiency) after cash distributions	$(100,537)	$3,679,930	$(16,004,596)	$(33,289,004)	$7,293,101

Special items (not including sales and refinancing)
Issuance of common stock	16,302,092	145,405,261	315,903,029	(3,737,946)	1,483,890
Acquisition of land and buildings	—	(113,128,995)	(273,946,771)	(15,478,005)	(22,049,226)
Increase in other assets	—	—	(154,450)	—	—
Other(3)	2,158,017	122,018	(1,938,272)	(733,501)	(2,477,172)

Cash generated (deficiency) after cash distributions and special items	$18,359,572	$36,078,214	$23,858,940	$(53,238,456)	$(15,749,407)

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	(6)	—	(8)	(13)	(7	)(1)
- from recapture	—	—	—	—	—

Capital gain (loss)	—	—	—	—	—

Cash distributions to investors
Source (on GAAP basis)
- from investment income	—	2	—	—	—
- from return of capital	—	—	7	8	8
Total distributions on GAAP basis	$—	$2	$7	$8	$8

Source (on cash basis)
- from operations	—	2	—	—	—
- from sales	—	—	—	—	—
- from return of capital	—	—	7	8	8
Total distributions on cash basis	$—	$2	$7	$8	$8

Amount (in percentage terms) remaining invested in program properties at the end of last year reported in table	100%	100%	100%	100%	100%

(1)	Subject to adjustment based on final 2009 tax return.
(2)	Includes offering proceeds and borrowings.
(3)	Includes financing costs, redemptions of shares, change in receivables from or payables to affiliates and deposits on properties to be acquired.

TABLE III

(UNAUDITED)

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (contd.)

Behringer Harvard Mid-Term Value Enhancement Fund I LP

	2005	2006	2007	2008	2009

Gross revenue	$4,169,024	$4,253,765	$4,128,395	$3,865,587	$3,879,190
Interest income	214,002	41,582	368,033	162,230	48,689
Discontinued operations	—	614,175	4,503	—	—
Gain on sale of assets	—	—	50,570	—	—
Less: Operating expenses	1,696,954	1,527,013	1,489,269	1,555,230	1,435,836
Interest expense	—	—	—	—	—
Property and asset management fees	281,381	293,742	297,909	282,252	279,008
General and administrative	609,986	509,390	408,355	573,634	604,085
Depreciation and amortization	1,352,375	1,569,492	1,599,838	1,475,729	1,435,196
Net income – GAAP basis	$442,330	$1,009,885	$756,130	$140,972	$173,754

Taxable income
- from operations	1,215,032	1,549,532	1,399,369	699,124	586,044
- from gain on sale	—	—	50,570	—	—

Cash generated from operations	1,715,622	2,866,196	1,864,724	1,558,524	964,326
Cash generated from sales	—	6,099,022	93,917	—	—
Cash generated from financing / refinancing	—	—	—	—	—
Total cash generated from operations, sales and refinancing	$1,715,622	$8,965,218	$1,958,641	$1,558,524	$964,326

Less: Cash distributions to investors
- from operating cash flow	2,352,159	2,630,730	2,585,786	2,582,461	2,565,128
- from sales and refinancing	—	—	—	—	—
- from other	—	—	—	—	—

Cash generated (deficiency) after cash distributions	$(636,537)	$6,334,488	$(627,145)	$(1,023,937)	$(1,600,802)

Special items (not including sales and refinancing)
Limited partners’ capital contributions	10,893,050	(706,879)	(276,271)	(342,568)	—
General partners’ capital contributions	—	—	—	—	—
Acquisition of land and buildings	(16,228,867)	—	—	—	(181,072)
Increase in other assets	(192,387)	(6,016,705)	5,874,176	—	—
Other(1)	(959)	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$(6,165,700)	$(389,096)	$4,970,760	$(1,366,505)	$(1,781,874)

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	34	47	45	24	22
- from recapture	—	—	—	—	—

Capital gain (loss)	—	—	51	—	—

Cash distributions to investors
Source (on GAAP basis)
- from investment income	66	79	82	90	98
- from return of capital	—	—	—	—	—
Total distributions on GAAP basis	$66	$79	$82	$90	$98

Source (on cash basis)
- from operations	66	79	82	90	98
- from sales	—	—	—	—	—
- from refinancing	—	—	—	—	—
Total distributions on cash basis	$66	$79	$82	$90	$98

Amount (in percentage terms) remaining invested in program properties at the end of last year reported in table	100%	83.0%	83.0%	83.0%	83.0%

(1)	Includes financing costs, redemptions of limited partnership units, change in receivables from or payables to affiliates and deposits on properties to be acquired.

TABLE III
(UNAUDITED)

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (contd.)

Behringer Harvard Short-Term Opportunity Fund I LP

	2005	2006	2007(1)	2008	2009(2)

Gross revenue	$14,574,826	$19,617,725	$38,274,350	$28,217,391	$21,682,091
Equity in income of joint ventures	(801,497)	—	—	—	—
Interest income	701,615	692,677	373,027	78,320	26,073
Discontinued operations	—	2,255,575	(2,100)	615,974	(6,346)
Gain (loss) on derivative instruments	—	—	—	(883,130)	(491,906)
Less: Operating expenses	4,519,091	10,752,083	32,251,927	23,917,356	19,592,820
Interest expense	1,997,985	4,269,003	10,261,591	8,025,177	6,769,798
Inventory valuation adjustment			2,443,689	16,789,863	541,286
Property and asset management fees	860,063	1,293,416	1,080,606	1,853,268	1,789,382
General and administrative	814,285	761,421	924,866	1,442,322	1,550,300
Depreciation and amortization	7,504,612	9,728,078	8,953,411	8,272,379	6,446,644
Minority interest	(99,361)	(1,150,433)	(3,811,338)	(1,727,371)	(2,443,465)
Net income – GAAP basis	$(1,121,731)	$(3,087,591)	$(13,459,475)	$(30,544,439)	$13,036,853

Taxable income
- from operations	4,409,487	2,145,107	(893,038)	(12,529,848)	1,805,310
- from gain on sale	1,096,396	1,799,122	—	1,881,339	—

Cash generated from operations	4,512,271	6,978,937	(16,011,954)	(15,092,995)	(17,155,373)
Cash generated from sales	—	9,836,318	—	—	—
Cash generated from financing / refinancing	—	—	—	—	—
Total cash generated from operations, sales and refinancing	$4,512,271	$16,815,255	$(16,011,954)	$(15,092,995)	$(17,155,373)

Less: Cash distributions to investors
- from operating cash flow	4,102,145	3,248,942	3,059,882	3,068,341	1,776,551
- from sales and refinancing	—	4,983,268	—	—	—
- from other	—	—	—	—	—

Cash generated (deficiency) after cash distributions	$410,126	$8,583,045	$(19,071,836)	$(18,161,336)	$(18,931,924)

Special items (not including sales and refinancing)
Limited partners’ capital contributions	35,209,224	—	—	—	—
General partners’ capital contributions	—	—	—	1,671,172	—
Acquisition of land and buildings	(62,425,986)	(2,260,217)	3,101,209	17,098,233	16,312,127
Increase in other assets	1,343,893	10,000	—	—	—
Other(3)	4,729,154	(1,265,414)	40,366	(931,759)	—

Cash generated (deficiency) after cash distributions and special items	$(20,733,589)	$5,067,414	$(15,930,261)	$(323,690)	$2,619,797

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	50	28	(13)	(352)	49
- from recapture	—	—	—	53	—

Capital gain (loss)	12	24	—	—	—

Cash distributions to investors
Source (on GAAP basis)
- from investment income	46	108	45	86	49
- from return of capital	—	—	—	—	—
Total distributions on GAAP basis	$46	$108	$45	$86	$49

Source (on cash basis)
- from operations	46	42	45	86	49
- from sales	—	66	—	—	—
- from refinancing	—	—	—	—	—
Total distributions on cash basis	$46	$108	$45	$86	$49

Amount (in percentage terms) remaining invested in program properties at the end of last year reported in table	98.8%	92.0%	92.5%	92.5%	92.5%

(1)

Behringer Harvard Short-Term Opportunity Fund I’s general partners waived asset management fees of approximately $1.0 million for the year ended December 31, 2007. In addition, on December 31, 2007, Behringer Harvard Holdings forgave Behringer Harvard Short-Term Opportunity Fund I $7.5 million of principal borrowings and accrued interest thereon under a loan agreement entered into between the parties on November 9, 2007. The interest rate under this loan was 5% per annum. The waiver of fees and forgiveness of indebtedness materially impacted the results presented for Behringer Harvard Short-Term Opportunity Fund I.

(2)

In 2009, Behringer Harvard Holdings entities waived management fees and reimbursement of operating expenses of approximately $31,000 and $301,000, respectively, owed by Behringer Harvard Short-Term Opportunity Fund I. The waiver of fees materially impacted the results presented for Behringer Harvard Short-Term Opportunity Fund I.

(3)	Includes financing costs, redemptions of limited partnership units, change in receivables from or payables to affiliates and deposits on properties to be acquired.

TABLE IV
(UNAUDITED)

RESULTS OF COMPLETED PROGRAMS

This Table has been omitted because, as of December 31, 2009, no Prior Real Estate Programs that have similar or identical investment objectives to us have completed operations since January 1, 2005.

TABLE V

(UNAUDITED)

RESULTS OF SALES OR DISPOSALS OF PROPERTY

This Table sets forth summary information on the results of the sale or disposals of properties since January 1, 2007 by Prior Real Estate Programs that have similar or identical investment objectives to us.  All figures are through December 31, 2009.

			Selling Price, Net of Closing Costs and GAAP Adjustments					Cost of Properties Including Closing and Soft Costs
Property	Date Acquired	Date of Sale	Cash Received Net of Closing Costs	Mortgage Balance at Time of Sale	Purchase Money Mortgage Taken Back By Program(1)	Adjustments Resulting From Application of GAAP(2)	Total(3)	Original Mortgage Financing	Total Acquisition Cost, Capital Improvements, Closing and Soft Costs(4)	Total	Excess (Deficiency) of Property Operating Cash Receipts Over Cash Expenditures

Behringer Harvard REIT I, Inc.
Cyprus Building	12/16/04	02/15/08	$25,917,771	—	—	—	$25,917,771	—	$23,639,653	$23,639,653	$9,379,373
Stanwix Street Associates	12/12/07	06/05/08	—	$28,408,556	—	—	$28,408,556	$28,594,537	$402,382	$28,996,919	$151,960
Enclave on the Lake(5)	04/12/04	07/01/08	$6,437,233	$6,823,290	—	—	$13,260,523	$7,262,552	$3,292,268	$10,554,820	$2,066,981
Utah Avenue	04/21/05	08/01/08	$15,007,455	$20,000,000	—	—	$35,007,455	$20,000,000	$8,474,676	$28,474,676	$2,037,231
IPC Florida I, LLC	12/12/07	12/31/09	$12,462,871	$23,075,877	—	—	$35,538,748	$25,261,491	$30,171,820	$55,433,311	$5,898,654
Behringer Harvard Short-Term Opportunity Fund I LP
4245 Central LP	08/17/04	09/30/08	$3,009,901	$4,177,713	—	$(1,671,172)	$5,516,442	$3,460,938	$3,260,022	$6,720,960	$(521,524)

(1)             No purchase money mortgages were taken back by any individual program.

(2)             Financial statements for programs are prepared in accordance with GAAP.

(3)             None of these sales are being reported on the installment basis.

(4)             The amounts shown do not include a pro rata share of the original offering costs.  There were no carried interests received in lieu of commissions in connection with the acquisition of the property.

(5)             As of December 31, 2004, 2005, 2006 and 2007, Behringer Harvard REIT I, Inc. owned 36.31% of the tenant-in-common interests and unaffiliated third-party investors owned the remaining 63.69% of the tenant-in-common interests in this property.  The information contained herein represents Behringer Harvard REIT I, Inc.’s tenant-in-common ownership in this property.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BEHRINGER HARVARD OPPORTUNITY REIT II, INC.

Dated: April 15, 2010	By:	/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President – Corporate Development & Legal